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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                           July 4, 1998


                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee          1-13113            62-0331040
        (State of incorporation)   (Commission      (I.R.S. Employer
                                   File Number)    Identification No.)

                750 Lakeshore Parkway
                 Birmingham, Alabama                     35211
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (205) 940-4468



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Item 5.  Other Events.

     On July 5, 1998, Proffitt's, Inc. and Saks Holdings, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: Discussion Piece for Financial Analysts' Questions (Exhibit 99).

     Between July 6, 1998 and July 8, 1998, R. Brad Martin, Chairman of the Board and Chief Executive Officer of Proffitt's made remarks in an analysts' conference call and meetings with analysts with respect to the synergies estimated to be realized in the fiscal year ending January 29, 2000 ("Fiscal 1999"). Mr. Martin indicated that the synergies estimated for Fiscal 1999 are as follows (in millions):

                     Source                                 Estimate

     Credit card operations                                      $12.0
     Distribution and logistics savings                            8.0
     Information technology                                        5.0
     Non-merchandise supply and services purchasing                7.0
     Interest savings                                              3.0
     Integration of certain back office operations                 5.0
     Media purchasing                                              5.0
     Private Brand Development and Sourcing                        5.0
     Other Synergies*                                     10.0 to 20.0
                                                           ==========
                                                  Totals   $60.0 to $70.00

*Includes, among other things, increased revenue of Saks Folio operations, leveraging of direct response (direct mail and electronic marketing) infrastructure, real estate rationalization, risk management and treasury management fees, and elimination of duplicate professional service fees.

The foregoing information is "forward-looking" information within the definition of the Federal securities laws. This forward-looking information present herein is premised on many factors, some of which are outlined below. Actual consolidated results might differ materially from protected forward-looking information if there are any material changes in management's assumptions. Proffitt's expressly disclaims any obligation to update the foregoing estimates.

The forward-looking information and statements are based on a series of preliminary projections and estimates, are contingent upon the timely completion of the merger transaction with Saks, and involve certain risks and uncertainties. Potential risks and uncertainties include such factors as the level of consumer spending for apparel and other merchandise carried by Proffitt's; the competitive pricing environment within the department and specialty store industries; the activeness of planned advertising, marketing, and promotional campaigns; appropriate inventory management; realization of planned synergies; effective cost containment; and solution of Year 2000 and other system issues by Proffitt's and its suppliers. For additional information regarding these and other risk factors, please refer to the Proffitt's public filings with the Securities and Exchange Commission, which may be accessed via EDGAR through the Internet at www.sec.gov.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

99             Discussion Piece for Financial Analysts' Questions


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFFITT'S INC.



Date:  July 13, 1998                    /s/ Brian J. Martin
                                        _____________________
                                        Brian J. Martin
                                        (Printed)

                                        Executive Vice President
                                        and
                                        General Counsel
                                        (Title)